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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                       1-15615                 36-1433610
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois                60606
            (Address of Principal Executive Offices)             (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

         On August 4, 2005, the Board of Directors amended the annual compensation to be paid to its directors to add a $10,000 annual fee for the Chairman of the Board and reduced the annual fee for the Chairman of the Audit Committee of the Board from $25,000 to $10,000. Such changes will be applied on a pro rata basis for the 2005 fiscal year.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         The Company filed a Current Report on Form 8-K dated June 22, 2005 to disclose the appointment of Steven J. Pully to the Board of Directors.

         On August 4, 2005, the Board of Directors of the Company appointed Mr. Pully as a member of the Compensation Committee of the Board of Directors. In addition, the Board of Directors changed the membership of its committees as follows:

                  AUDIT
                  COMMITTEE -       Richard Berkowitz (Chairman)
                                    Dan Levy
                                    Sandy Shkolnik

                  COMPENSATION
                  COMMITTEE -       Dan Levy (Chairman)
                                    Richard Berkowitz
                                    Steven J. Pully

                  NOMINATING AND GOVERNANCE
                  COMMITTEE -       Sandy Shkolnik (Chairman)
                                    Richard Berkowitz
                                    Dan Levy

         The Board of Directors also abolished the Long Range Planning Committee, as its work is being undertaken by the full Board of Directors.

Item 8.01.  Other Events.

            The information in Item 5.02 above is incorporated by reference herein.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WHITEHALL JEWELLERS, INC.
                                                     (Registrant)


                                              By: /s/ Jean K. FitzSimon
                                                 -------------------------------
                                                 Jean K. FitzSimon
                                                 Senior Vice President
                                                 and General Counsel
Date: August 10, 2005